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                         -----------------------------
                                    COLONIAL
                                 INTERNATIONAL
                                FUND FOR GROWTH
                         -----------------------------

                                 ANNUAL REPORT
                                OCTOBER 31, 1996






                            NOT FDIC-   MAY LOSE VALUE
                            INSURED     NO BANK GUARANTEE

                     COLONIAL INTERNATIONAL FUND FOR GROWTH
                                   HIGHLIGHTS
                      NOVEMBER 1, 1995 - OCTOBER 31, 1996

Investment Objective: Colonial International Fund for Growth seeks long-term growth by investing primarily in non-U.S. equities.

The Fund is Designed to Offer:

[check] Long-term growth potential
[check] Worldwide diversification
[check] Experienced professional management

Portfolio Management Commentary: "Although the performance of domestic markets could not be matched, global economic conditions improved during the year. Investing in Colonial International Fund for Growth provides U.S. investors with valuable international exposure through a broadly diversified
portfolio."                                                -Bruno Bertocci

               Colonial International Fund for Growth Performance
                                   Class A        Class B           Class D
Inception dates                    12/1/93        12/1/93            7/1/94

12-month total returns, assuming     5.12%          4.37%             4.34%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)

Net asset value per share at
10/31/96                            $10.26         $10.04            $10.09

Top Five Holdings*
(as of 10/31/96)

  1. Inchcape. . . . . . . . . . . . . . .         2.1%
  2. Banco Latino America. . . . . . . . .         2.1%
  3. Kemira Oy . . . . . . . . . . . . . .         2.0%
  4. Avesta-Sheffield. . . . . . . . . . .         1.9%
  5. Ssab Svenskt Stal Ab. . . . . . . . .         1.9%

Top Five Countries*
(as of 10/31/96)

  1. Japan. . . . . . . . . . . . . . . . . .     20.2%
  2. United Kingdom . . . . . . . . . . . . .      9.1%
  3. Hong Kong. . . . . . . . . . . . . . . .      7.1%
  4. Finland. . . . . . . . . . . . . . . . .      6.0%
  5. Germany. . . . . . . . . . . . . . . . .      5.1%

* Holdings and country breakdown are calculated as a percent of total net assets. Because the Fund is actively managed, holdings and country breakdown will change.

                              PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

                                                     [photo of Harold W. Cogger]

I am pleased to present your Fund's annual report for the fiscal year ended October 31, 1996. This report gives us the opportunity to share our analysis of your fund and the investment environment over the past 12 months.

The Federal Reserve Board lowered short-term interest rates in December 1995 and again in January 1996. Furthermore, in the bond market, significantly stronger economic indicators mid-way through the period stirred inflation fears and propelled long-term interest rates upward. However, we believe that the bond market volatility should be somewhat reduced in the months ahead.

In the U.S. stock market, generally favorable conditions prevailed throughout most of the period with both large and small company stocks posting strong returns until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records.

Internationally, we are still seeing declining interest rates in most markets. Japan's recovery is modest and interest rates are being held low. China is reducing rates, now that inflation has declined into single digits. In Europe, short-term interest rates are much lower than long-term ones, creating a steep yield curve. We expect this situation to continue until we see an increase in economic activity.

Our expectations include moderate economic growth continuing into the first half of 1997. If our current projections hold, we may see the economy picking up again in the second half of 1997.

In the following pages, you'll find detailed information on your Fund's performance as well as an in-depth discussion with the portfolio manager. As always, we appreciate the opportunity to help you meet your investment goals.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
December 10, 1996

Because market conditions change frequently, there can be no assurance that the trends described will continue, come to pass or affect Fund performance.

                          PORTFOLIO MANAGEMENT REPORT

Bruno Bertocci and David Harris are portfolio co-managers of Colonial International Fund for Growth and Vice Presidents of Colonial Management Associates, Inc. They are also investment management principals with Stein Roe Global Capital Management, a division of Stein Roe & Farnham, Inc.

Q. How would you characterize the international economic environment during the year?

A. International market conditions generally improved during the year, but could not match the record-high performance of blue chip U.S. stocks. European markets began to pick up steam as interest rates declined, particularly in Germany and Scandinavia. In Japan, market conditions improved modestly, but the weakening yen minimized real gains to U.S. investors. Economic growth in Southeast Asia and some Latin American countries was strong, averaging 5% or more compared to 2% - 3% for Europe and the U.S. Stocks in those countries remain generally undervalued, providing a variety of investment opportunities.

Q. How did the Fund perform compared to the Morgan Stanley Capital International Europe, Australia, Far East (GDP) Index?

A. The Fund's Class A shares returned 5.12%, underperforming the Index's return of 10.69% for the year. The Fund's investments in emerging markets, not represented in the Index, detracted from returns at the end of the period. After having taken over the management of the Fund from Gartmore Capital Management, we spent most of the first half of the period restructuring the portfolio to be more in line with our style and outlook. This extensive trading activity lowered the Fund's returns for the period. However, we believe the Fund is now well positioned to benefit from growth opportunities in international markets.

Q.  Which market sectors and types of stocks did you favor?

A. We use a bottom-up approach in evaluating stocks for the Fund's portfolio, looking for undervalued stocks in fast growing markets and industries. Over the period, we increased our weighting in the technology, capital equipment and materials sectors. Geographically, we added to holdings in Scandinavia, Southeast Asia and Latin America. We also reduced the Fund's position in the

United Kingdom. In terms of company size, the Fund's holdings have a smaller average market capitalization than most international funds, about $1.5 billion compared to about $6.5 billion for funds in our peer group.

Q.  Please describe some of the Fund's holdings.

A. Korea is a good example of a market with high economic growth - 7% this year
- but low valuations in the stock market. We owned two very different Korean companies, Samsung Electronics and Samchully. Samsung, a semiconductor manufacturer, is the world's largest and lowest cost producer of computer memory components. Samchully, a Korean distributor of natural gas, is benefiting from the South Korean government's major initiative to improve air quality by mandating that all new structures use natural gas instead of other fuels. Of existing buildings, only 33% are hooked into natural gas, but the government's goal is 70%, so the company's growth prospects are very promising. Another stock in the fund that has good growth potential is Matahari, the premier department store chain in Indonesia, where economic growth has been about 8% a year.

Q.  What is your market outlook?

A. Over the past nine quarters, U.S. equities have outperformed international equities, resulting in very high valuations in the U.S. markets relative to the rest of the world. We believe this inequality won't persist much longer, and that foreign markets will be the most attractive place to find the best performing stocks over the next several years. The Fund's holdings should be well positioned to take advantage of this shift and we expect to benefit from rapid growth in undervalued foreign companies in the coming year.

      Colonial International Fund for Growth's Investment Performance vs.
           The Morgan Stanley Capital International EAFE (GDP) Index
               Change in Value of $10,000 from 12/1/93 - 10/31/96


                                 Class A Shares
                              Based on NAV and MOP

[mtn chart]

Class A            NAV           MOP
Dec 1, 93          10000          9425         10000
Dec 31, 93         10530      9924.525         10703
Jan 31, 94         10990      10358.08         11522
Feb 28, 94         10670      10056.47         11459
Mar 31, 94         10040        9462.7         11294
Apr 30, 94         10270      9679.475         11865
May 31, 94         10270      9679.475         11592
Jun 30, 94         10060       9481.55         11587
Jul 31, 94         10350      9754.875         11856
Aug 31, 94         10690      10075.33         12057
Sep 30, 94         10350      9754.875         11633
Oct 31, 94         10370      9773.725         11987
Nov 30, 94          9900       9330.75         11452
Dec 31, 94          9730      9170.525         11539
Jan 31, 95          9100       8576.75         11244
Feb 28, 95          8950      8435.375         11231
Mar 31, 95          9010      8491.925         11740
Apr 30, 95          9240        8708.7         12264
May 31, 95          9290      8755.825         12146
Jun 30, 95          9220       8689.85         12010
Jul 31, 95          9770      9208.225         12795
Aug 31, 95          9780       9217.65         12261
Sep 30, 95          9890      9321.325         12406
Oct 31, 95          9760        9198.8         12047
Nov 30, 95          9850      9283.625         12301
Dec 31, 95         10100       9519.25         12827
Jan 31, 96         10070      9490.975         12990
Feb 29, 96         10040        9462.7         13029
Mar 31, 96         10260       9670.05         13202
Apr 30, 96         10740      10122 45         13613
May 31, 96         10650      10037.63         13412
Jun 30, 96         10730      10113.03         13517
Jul 31, 96         10280        9688.9         13129
Aug 31, 96         10410      9811.425         13122
Sep 30, 96         10520        9915.1         13482
Oct 31, 96         10260       9670.05         13335

                              Class B Shares
                          Based on NAV and w/CDSC

[mtn chart]

CIFFG B            NAV           MOP

 Dec 1, 93         10000         10000         10000
Dec 31, 93         10530         10530         10703
Jan 31, 94         10980         10980         11522
Feb 28, 94         10650         10650         11459
Mar 31, 94         10020         10020         11294
Apr 30, 94         10240         10240         11865
May 31, 94         10230         10230         11592
Jun 30, 94         10020         10020         11587
Jul 31, 94         10290         10290         11856
Aug 31, 94         10630         10630         12057
Sep 30, 94         10280         10280         11633
Oct 31, 94         10300         10300         11987
Nov 30, 94          9830          9830         11452
Dec 31, 94          9650          9650         11539
Jan 31, 95          9020          9020         11244
Feb 28, 95          8860          8860         11231
Mar 31, 95          8920          8920         11740
Apr 30, 95          9140          9140         12264
May 31, 95          9190          9190         12146
Jun 30, 95          9120          9120         12010
Jul 31, 95          9650          9650         12795
Aug 31, 95          9650          9650         12261
Sep 30, 95          9760          9760         12406
Oct 31, 95          9620          9620         12047
Nov 30, 95          9710          9710         12301
Dec 31, 95          9940          9940         12827
Jan 31, 96          9900          9900         12990
Feb 29, 96          9870          9870         13029
Mar 31, 96         10080         10080         13202
Apr 30, 96         10540         10540         13613
May 31, 96         10450         10450         13412
Jun 30, 96         10520         10520         13517
Jul 31, 96         10080         10080         13129
Aug 31, 96         10200         10200         13122
Sep 30, 96         10300         10300         13482
Oct 31, 96         10040          9740         13335


A $10,000 investment in Class D shares made on July 1, 1994 (inception), at net asset value (NAV) would have been valued at $10,030 on October 31, 1996. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have been valued at $9,930 on October 31, 1996.

The Morgan Stanley Capital International EAFE (GDP) Index is an unmanaged index that tracks the performance of international stocks. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.

                          Average Annual Total Returns
                    As of 9/30/96 (Most Recent Quarter End)
-------------------------------------------------------------------------------
                           Class A Shares     Class B Shares     Class D Shares
Inception                      12/1/93           12/1/93             7/1/94
                            NAV    MOP         NAV  w/CDSC       NAV  MOP w/CDSC
-------------------------------------------------------------------------------
1 year                     6.37%  0.25%       5.53%  0.53%      5.50%   3.45%
-------------------------------------------------------------------------------
Since inception            1.80% (0.30)%      1.05%  0.00%      1.27%   0.82%
-------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charges of 5.75% for Class A shares and 1% for Class D shares. The CDSC returns reflect the maximum charges of 5% for one year and 3% since inception for Class B shares and 1% for one year for Class D shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                         OCTOBER 31, 1996 (IN THOUSANDS)

COMMON STOCKS - 100.3%                                    COUNTRY      SHARES               VALUE
--------------------------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING - 0.3%
 Agricultural Services
 PT Chareon Pokphand Indonesia                              In            310             $   346
                                                                                      ------------

 ..................................................................................................
CONSTRUCTION - 2.3%
 Building Construction
 Compagnie Generale des Eaux                                Fr             11               1,338
 Kaneshita Construction                                     Ja             59                 621
 Sino Thai Engineering & Construction
   Public Co., Ltd.                                         Th            114                 299
                                                                                      ------------
                                                                                            2,258
                                                                                      ------------

 ..................................................................................................
FINANCE, INSURANCE & REAL ESTATE - 24.3%
 Depository Institutions - 4.6%
 Banco Latinoamericano
    de Exportaciones  SA                                    Po             38               2,001
 Generale de Banque SA                                      Be              2                 802
 Generale de Banque VVPR Strips (a)                         Be            (b)                 (b)
 International Bank of Asia                                 HK          1,000                 611
 Korea Exchange Bank                                        Ko             99               1,030
                                                                                      ------------
                                                                                            4,444
                                                                                      ------------

 Holding Companies - 1.6%
 Fortis Amev NV                                             Ne             52               1,540
                                                                                      ------------

 Insurance Carriers - 2.7%
 Mitsui Marine & Fire Insurance Co.                         Ja            240               1,557
 Reinsurance Australia Corp.                                Au            351               1,051
                                                                                      ------------
                                                                                            2,608
                                                                                      ------------

 Investment Companies - 6.7%
 Brierley Investments Ltd.                                  NZ          1,540               1,404
 Fleming Russia Securities Fund (a)                         Ru            160               1,621
 Japan OTC Equity Fund, Inc. (a)                            Ja              1                 780
 ROC Taiwan Fund                                            Tw            150               1,461
 World Equity Benchmark Share - Japan (a)                   Ja             89               1,229
                                                                                      ------------
                                                                                            6,495
                                                                                      ------------

 Nondepository Credit Institutions - 1.5%
 Promise Co., Ltd.                                          Ja             32               1,490
                                                                                      ------------

 Real Estate - 5.1%
 Diligentia AB (a)                                          Sw             90               1,155



                                       7

                      Investment Portfolio/October 31, 1996
-------------------------------------------------------------------------------


 HKR International Ltd.                                     HK          1,100              $1,393
 Kawasan Industri Jababeka                                  In            620                 818
 New World Development Co., Ltd.                            HK            221               1,286
 Tian An China Investments                                  HK          2,101                 253
                                                                                      ------------
                                                                                            4,905
                                                                                      ------------


 Security Brokers & Dealers - 2.1%
 Kokusai Securities Co., Ltd.                               Ja             84               1,009
 L.G. Securities (a)                                        Ko             64               1,030
                                                                                      ------------
                                                                                            2,039
                                                                                      ------------

 ..................................................................................................
MANUFACTURING - 39.8%
 Apparel - 1.2%
 Tokyo Style                                                Ja             77               1,168
                                                                                      ------------

 Chemicals & Allied Products - 10.2%
 Henkel KGAA Vorzug (a)                                     G              32               1,458
 Indian Petrochemicals Corp., Ltd.                          In             59                 561
 Indupa SA (a)                                              Ar          1,749                 932
 Kemira Oy                                                  Fi            174               1,898
 Norsk Hydro A/S                                            No             31               1,424
 PT Evershine Textile Industry                              In          2,010                 690
 Reliance Industries Ltd. GDR (c)                           In             27                 304
 SmithKline Beecham PLC                                     UK            107               1,321
 Yizheng Chemical Fibre Co., Ltd.                           HK          5,500               1,273
                                                                                      ------------
                                                                                            9,861
                                                                                      ------------

 Electronic & Electrical Equipment - 6.7%
 Alcatel Alsthom                                            Fr             12               1,042
 Koor Industries Ltd. ADR                                   Is             30                 521
 LG Electronics                                             Ko             13                 217
 Matsushita Electric Industrial Co.                         Ja             82               1,309
 Moulinex (a)                                               Fr             49                 937
 Murata Manufacturing Co., Ltd.                             Ja             44               1,428
 Samsung Electronics GDR (a)                                Ko              1                  20
 Samsung Electronics Prf. GDR (a)                           Ko              8                 140
 Samsung Electronics GDS (a)                                Ko              2                  88
 Samsung Electronics Old Preferred GDS                      Ko             35                 756
                                                                                      ------------
                                                                                            6,458
                                                                                      ------------

 Food & Kindred Products - 0.8%
 Perdigao SA Comercio e Industria                           Br        310,000                 579
 Vitasoy International Holdings Ltd.                        HK            567                 218
                                                                                      ------------
                                                                                              797
                                                                                      ------------

                                       8

                              Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                     COUNTRY      SHARES               VALUE
--------------------------------------------------------------------------------------------------
MANUFACTURING - CONT.
 Lumber & Wood Products - 1.6%
 Metsa-Serla Oy                                             Fi            225              $1,509
                                                                                      ------------

 Machinery & Computer Equipment - 4.6%
 AGIV AG                                                    G              59                 855
 Canon, Inc.                                                Ja             56               1,071
 Hitachi Ltd.                                               Ja            151               1,338
 Mannesmann AG                                              G               3               1,182
                                                                                      ------------
                                                                                            4,446
                                                                                      ------------

 Paper Products - 1.5%
 Enso-Gutzeit Oy                                            Fi            182               1,401
                                                                                      ------------

 Petroleum Refining - 2.4%
 Neste Oy                                                   Fi             48               1,000
 YPF Sociedad Anonima ADR                                   Ar             56               1,274
                                                                                      ------------
                                                                                            2,274
                                                                                      ------------

 Primary Metal - 5.2%
 Acerinox SA                                                Sp              8                 958
 Avesta-Sheffield (a)                                       Sw            180               1,805
 Ssab Svenskt Stal AB                                       Sw            124               1,800
 TransTec PLC                                               UK            233                 444
                                                                                      ------------
                                                                                            5,007
                                                                                      ------------

 Rubber & Plastic - 0.2%
 World Houseware Holdings Ltd.                              HK          3,086                 178
                                                                                      ------------

 Stone, Clay, Glass & Concrete - 3.4%
 Companion Building Materials Ltd.                          HK          4,800                 925
 Freidrich Grohe AG                                         G               5               1,387
 Kim Hin Industry Berhad (a)                                Ma            150                 253
 N.V. Koninklijke Sphinx Gustavsberg                        Ne             50                 687
                                                                                      ------------
                                                                                            3,252
                                                                                      ------------

 Textile Mill Products - 0.7%
 Companhia de Tecidos Norte de Minas                        Br          2,000                 672
                                                                                      ------------

 Transportation Equipment - 1.3%
 Suzuki Motor Co., Ltd.                                     Ja            120               1,221
                                                                                      ------------

 ..................................................................................................
MINING & ENERGY - 5.3%
 Coal Mining - 1.3%
 Samchully Co.                                              Ko             12               1,011



                                       9

                              Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------------------------

 Samchully Co. 1st New (a)                                  Ko              2              $  177
 Samchully Co. 2nd New (a)                                  Ko              1                  78
                                                                                      ------------
                                                                                            1,266
                                                                                      ------------

 Crude Petroleum & Natural Gas - 2.7%
 Compagnie Francaise de Petroleum
  Total  B                                                  Fr             17               1,362
 Saga Petroleum A/S                                         No             72               1,221
                                                                                      ------------
                                                                                            2,583
                                                                                      ------------

 Oil & Gas Extraction - 1.3%
 LASMO PLC                                                  UK            350               1,213
                                                                                      ------------

 ..................................................................................................
RETAIL TRADE - 8.0%
 Auto Dealers & Gas Stations - 2.1%
 Inchcape PLC                                               UK            434               2,026
                                                                                      ------------

 Food Stores - 2.4%
 Jardine Matheson Holdings Ltd. (a)                         Si            105                 594
 Jusco Co., Ltd.                                            Ja             58               1,719
                                                                                      ------------
                                                                                            2,313
                                                                                      ------------

 General Merchandise Stores - 2.5%
 Ito-Yokado Co., Ltd.                                       Ja             26               1,295
 PT Matahari Putra Prima                                    In          1,240               1,078
                                                                                      ------------
                                                                                            2,373
                                                                                      ------------

 Home Furnishings & Equipment - 1.0%
 Globex Utilidades SA (a)                                   Br             53               1,001
                                                                                      ------------

 ..................................................................................................
SERVICES - 2.7%
 Business Services - 1.0%
 Ing C. Olivetti & SPA (a)                                  It          3,160                 916
 Intrum Justitia                                            UK             50                  85
                                                                                      ------------
                                                                                            1,001
                                                                                      ------------

 Health Services - 1.7%
 Sandoz AF                                                  Sz              1               1,612
                                                                                      ------------

 ..................................................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 13.3%
 Air Transportation - 0.9%
 Helikopter Service A/S                                     No             82                 910
                                                                                      ------------

 Communications - 8.2%
 DDI Corp.                                                  Ja            (b)                 900


                                       10

                              Investment Portfolio/October 31, 1996
--------------------------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                     COUNTRY      SHARES               VALUE
--------------------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS &  SANITARY  SERVICES - CONT.
 Communications - Cont.
 Portugal Telecom SA                                        Po             68              $1,749
 Royal Koninklijke PTT Nederland NV                         Ne             27                 959
 Tele-Communications International, Inc. (a)                $              75               1,125
 Telecom Argentina SA ADR                                   Ar             22                 819
 Telecom Italia                                             It            470                 889
 Telecom Italia SPA                                         It            660               1,474
                                                                                      ------------
                                                                                            7,915
                                                                                      ------------

 Gas Services - 1.8%
 British Gas Co.                                            UK            551               1,712
                                                                                      ------------

 Transportation Services - 0.6%
 Danzas Holding AG                                          Sz              1                 562
                                                                                      ------------

 Water Transportation - 1.8%
 Hong Kong Ferry Holdings Co.                               HK            390                 726
 Transportacion Maritima Mexicana ADR                       MX            150               1,050
                                                                                      ------------
                                                                                            1,776
                                                                                      ------------


 ..................................................................................................
WHOLESALE TRADE - 4.3%
 Durable Goods - 3.5%
 Celsis International PLC (a)                               UK            324                 533
 Powerscreen International PLC                              UK            145               1,435
 Yamazen Corp. (a)                                          Ja            304               1,378
                                                                                      ------------
                                                                                            3,346
                                                                                      ------------

 Nondurable Goods - 0.8%
 Lion Nathan Ltd.                                           NZ            285                 735
                                                                                      ------------

TOTAL INVESTMENTS (cost of $95,005)(d)                                                     96,713
                                                                                      ------------


SHORT-TERM OBLIGATIONS - 0.4%                                       PAR
--------------------------------------------------------------------------------------------------
 Repurchase agreement with Lehman Brothers, Inc.
 dated 10/31/96, due 11/01/96 at 5.530%,
 collateralized by U.S. Treasury bonds and notes
 with various maturities to 2023, market value
 $355 (repurchase proceeds $348)                                       $  348                 348
                                                                                      ------------

OTHER ASSETS & LIABILITIES, NET  - (0.7)%                                                    (614)
--------------------------------------------------------------------------------------------------

NET ASSETS - 100%                                                                         $96,447
                                                                                       ------------

                      Investment Portfolio/October 31, 1996
-------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a)  Non-income producing.
(b)  Rounds to less than one.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
     At October 31, 1996, the value of these securities amounted to $304 or 0.3% of net assets.
(d)  Cost for federal income tax purposes is $95,898.

Summary of Securities by
 Country/Currency                   Country       Value           % of Total
---------------------------------------------------------------------------
Japan                                 Ja         $19,513                20.2
United Kingdom                        UK           8,769                 9.1
Hong Kong                             HK           6,864                 7.1
Finland                               Fi           5,808                 6.0
Germany                                G           4,882                 5.0
Sweden                                Sw           4,760                 4.9
France                                Fr           4,678                 4.8
Korea                                 Ko           4,548                 4.7
Indonesia                             In           3,797                 3.9
Portugal                              Po           3,750                 3.9
Norway                                No           3,555                 3.7
Italy                                 It           3,279                 3.4
Netherlands                           Ne           3,186                 3.3
Argentina                             Ar           3,025                 3.1
Brazil                                Br           2,252                 2.3
Switzerland                           Sz           2,174                 2.2
New Zealand                           NZ           2,139                 2.2
Russia                                Ru           1,621                 1.7
Taiwan                                Tw           1,461                 1.5
United States                          $           1,125                 1.2
Australia                             Au           1,051                 1.1
Mexico                                MX           1,050                 1.1
Spain                                 Sp             958                 1.1
Belgium                               Be             802                 0.8
Singapore                             Si             593                 0.6
Israel                                Is             521                 0.5
Thailand                              Th             299                 0.3
Malaysia                              Ma             253                 0.3
                                                 --------------------------
                                                 $96,713               100.0
                                                 --------         ---------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      Investment Portfolio/October 31, 1996
-------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - CONT.
-------------------------------------------------------------------------------
 Acronym                                     Name
 ADR                                         American Depository Receipt
 GDR                                         Global Depository Receipt
 GDS                                         Global Depository Shares




See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1996

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $95,005)                              $ 96,713
Short-term obligations                                                348
                                                                 --------
                                                                   97,061

Cash held in foreign banks (cost $1)        $    1
Receivable for:
  Investments sold                             347
  Dividends                                    202
  Foreign tax reclaims                          62
  Fund shares sold                              40
Deferred organization expenses                  32
Other                                            2                    686
                                             ------              --------
    Total Assets                                                   97,747

LIABILITIES
Foreign currencies (cost $ 344)                347
Payable for:
  Investments purchased                        432
  Fund shares repurchased                      474
Payable to Adviser                              10

Accrued:
  Deferred Trustees fees                         2
  Other                                         35
                                             ------
    Total Liabilities                                               1,300
                                                                 --------

NET ASSETS                                                       $ 96,447
                                                                 ========

Net asset value & redemption price per share -
Class A ($32,912/3,207)                                            $10.26
                                                                 ========
Maximum offering price per share - Class A
($10.26/0.9425)                                                    $10.89 (a)
                                                                 ========
Net asset value & offering price per share -
Class B ($62,578/6,232)                                            $10.04 (b)
                                                                 ========
Net asset value & redemption price per share - Class D
($957/95)                                                          $10.09 (b)
                                                                 ========
Maximum offering price per share - Class D
($10.09/0.9900)                                                    $10.19
                                                                 ========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1996


(in thousands)
INVESTMENT INCOME
Dividends                                                        $ 2,297
Interest                                                             103
                                                                 -------
  Total investment income (net of nonrebatable foreign
  taxes withheld at source which amounted to $266)                 2,400

EXPENSES
Management fee                                    $    993
Service fee                                            276
Distribution fee - Class B                             531
Distribution fee - Class D                               7
Transfer agent                                         377
Bookkeeping fee                                         48
Trustees fee                                            17
Custodian fee                                          131
Audit fee                                               24
Legal fee                                               25
Registration fee                                        40
Reports to shareholders                                  6
Amortization of deferred
  organization expenses                                 15
Other                                                   18
                                                   --------
                                                     2,508
Fees waived by the Adviser                             (41)        2,467
                                                   --------      -------
    Net Investment Loss                                              (67)
                                                                 -------


NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                          9,696
Foreign currency transactions                         (302)
                                                   --------
    Net Realized Gain                                              9,394
Net unrealized depreciation during the
period on:
Investments                                         (3,496)
Foreign currency transactions                         (328)
                                                   --------
    Net Unrealized Depreciation                                   (3,824)
                                                                 -------
      Net Gain                                                     5,570
                                                                 -------

Net Increase in Net Assets from Operations                       $ 5,503
                                                                 =======

See notes to financial statements.

       STATEMENT OF CHANGES IN NET ASSETS


(in thousands)                                   Year ended October 31
                                                 ---------------------
INCREASE (DECREASE) IN NET ASSETS                 1996         1995
Operations:
Net investment loss                             $    (67)   $   (373)
Net realized gain (loss)                           9,394     (10,192)
Net unrealized depreciation                       (3,824)     (1,011)
                                                 --------   ---------
    Net Increase (Decrease) from Operations        5,503     (11,576)
                                                 --------   ---------

Fund Share Transactions:
Receipts for shares sold - Class A                 8,026      11,416
Cost of shares repurchased - Class A             (20,637)    (26,238)
                                                 --------   ---------
                                                 (12,611)    (14,822)
                                                 --------   ---------
Receipts for shares sold - Class B                11,432      16,067
Cost of shares repurchased - Class B             (28,533)    (35,674)
                                                 --------   ---------
                                                 (17,101)    (19,607)
                                                 --------   ---------
Receipts for shares sold - Class D                   352         229
Cost of shares repurchased - Class D                (110)        (81)
                                                 --------   ---------
                                                     242         148
                                                 --------   ---------
    Net Decrease from Fund Share Transactions    (29,470)    (34,281)
                                                 --------   ---------
        Total Decrease                           (23,967)    (45,857)
NET ASSETS
Beginning of period                              120,414     166,271
                                                 --------   ---------
End of period (including undistributed net
  investment income and net of accumulated
  net investment loss of $281 and $582,
  respectively)                                 $ 96,447    $120,414
                                                 ========   =========
NUMBER OF FUND SHARES
Sold - Class A                                       777       1,208
Repurchased - Class A                             (2,012)     (2,769)
                                                 --------   ---------
                                                  (1,235)     (1,561)
                                                 --------   ---------
Sold - Class B                                     1,132       1,711
Repurchased - Class B                             (2,838)     (3,817)
                                                 --------   ---------
                                                  (1,706)     (2,106)
                                                 --------   ---------
Sold - Class D                                        35          24
Repurchased - Class D                                (11)         (8)
                                                 --------   ---------
                                                      24          16
                                                 --------   ---------



See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1996

NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
Organization: Colonial International Fund for Growth (the Fund), a series of Colonial Trust III, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long term growth by investing primarily in non U.S. equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B and Class D. Class A shares are sold with a front-end sales charge: Class B are subject to an annual to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                 Notes to Financial Statements/October 31, 1996
-------------------------------------------------------------------------------

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class D distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B and Class D net investment income per share data reflects the distribution fee applicable to Class B and Class D shares only.

Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class D shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Deferred organization expenses: The Fund incurred expenses of $77,162 in connection with it's organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straightline basis over five years.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

                 Notes to Financial Statements/October 31, 1996
-------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES - CONT.
 ...............................................................................

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature.

Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. The Fund may be subject to foreign taxes on income, gains on investments, or foreign currency repatriation. The Fund accrues foreign taxes as applicable based upon its current interpretation of the tax rules and regulations that exist in the markets in which it invests.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................

Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.90% annually of the Fund's average net assets. Gartmore Capital Management, Ltd. (the Sub-
Adviser) furnished the Fund with investment management services through December 31, 1995. Effective January 1, 1996, Colonial Management Associates, Inc. assumed full management responsibilities for the Fund.

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

                 Notes to Financial Statements/October 31, 1996
-------------------------------------------------------------------------------


Transfer agent: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Underwriting discounts, service and distribution fees: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $16,993 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $391,868 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class D shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
 ...............................................................................

Investment activity: During the year ended October 31, 1996, purchases and sales of investments, other than short-term obligations, were $139,950,015 and $166,597,630, respectively.

Unrealized appreciation (depreciation) at October 31, 1996, based on cost of investments for federal income tax purposes was:

          Gross unrealized appreciation                          $9,877,623
          Gross unrealized depreciation                          (9,062,785)
                                                               ----------------
            Net unrealized appreciation                            $814,838
                                                               ================

                 Notes to Financial Statements/October 31, 1996
-------------------------------------------------------------------------------

NOTE 3.  PORTFOLIO INFORMATION - CONT.
 ...............................................................................

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
 ...............................................................................

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1996.

NOTE 5. COMPOSITION OF NET ASSETS
 ...............................................................................

At October 31, 1996, net assets consisted of:
     Capital paid in                                        $88,599
     Undistributed net investment income                        281
     Accumulated net realized gain                            5,862
     Net unrealized appreciation (depreciation) on:
       Investments                                            1,708
       Foreign currency transactions                            (3)
                                                           --------
                                                            $96,447
                                                           ========

                            FINANCIAL HIGHLIGHTS (b)

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                 Year ended October 31
                                                                 ---------------------
                                                                           1996
                                                        Class A         Class B         Class D
                                                        -------         -------         -------
Net asset value -
   Beginning of period                                 $ 9.760         $ 9.620         $ 9.670
                                                        -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)                                            0.044 (a)      (0.032)(a)      (0.032)(a)
Net realized and
  unrealized gain (loss)                                 0.456           0.452           0.452
                                                        -------         -------         -------
   Total from Investment
     Operations                                          0.500           0.420           0.420
                                                        -------         -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
Net asset value -
   End of period                                       $10.260         $10.040         $10.090
                                                        -------         -------         -------
Total return (c)                                         5.12% (d)       4.37% (d)       4.34% (d)
                                                        -------         -------         -------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                             1.75%           2.50%           2.50%
Net investment
  income (loss)(e)                                       0.43%         (0.32)%         (0.32)%
Fees waived or borne
  by the Adviser                                         0.04%           0.04%           0.04%
Portfolio turnover                                        129%            129%            129%
  Average commission rate (f)                          $0.0011 (f)     $0.0011 (f)     $0.0011 (f)
Net assets at end
  of period (000)                                      $32,912         $62,578         $   957


(a) Net of fees and expenses waived or borne by the Adviser which
    which amounted to:                                  $0.002          $0.002          $0.002

(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commissions rate per share for trades on which commissions are charged.

            Year ended October 31
------------------------------------------------
                     1995
Class A            Class B            Class D
--------          ---------          ---------

$10.370             $10.300           $10.350
--------          ---------          ---------


  0.019              (0.052)           (0.052)

 (0.629)             (0.628)           (0.628)
--------          ---------          ---------

 (0.610)             (0.680)           (0.680)
--------          ---------          ---------


$ 9.760             $ 9.620           $ 9.670
--------          ---------          ---------
 (5.88%)             (6.60%)           (6.57%)
--------          ---------          ---------

  1.74%               2.49%             2.49%

  0.20%             (0.55)%           (0.55)%
    35%                 35%               35%

$43,354             $76,376           $   684

                  FINANCIAL HIGHLIGHTS (a)

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                 Period ended October 31
                                                     ------------------------------------------
                                                                          1994 (b)
                                                     Class A            Class B        Class D (c)
                                                     -----------      -----------      -------
Net asset value -
   Beginning of period                                $   10.000        $  10.000     $ 10.060
                                                     -----------      -----------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)                                              0.013           (0.058)      (0.037)
Net realized and
  unrealized gain (loss)                                   0.357            0.358        0.327
                                                     -----------      -----------      -------
   Total from Investment
     Operations                                            0.370            0.300        0.290
                                                     -----------      -----------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
Net asset value -
   End of period                                      $   10.370        $   9.620     $  9.670
                                                     -----------      -----------      -------
Total return(d)                                            3.70%(e)        (6.60%)(e)   (6.57%)(e)
                                                     -----------      -----------      -------
RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment                                             1.71%(f)         2.46%(f)     2.46%(f)
income(loss)
Portfolio turnover                                         0.14%(f)       (0.61)%(f)   (0.61)%(f)
Net assets at end                                            51%(f)           51%(f)       51%(f)
of period (000)
                                                      $   62,251        $ 103,450     $    570

(a) Per share data was calculated using average shares outstanding during the period.
(b) The Fund commenced investment operations on December 1, 1993.
(c) Class D shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
   COLONIAL INTERNATIONAL FUND FOR GROWTH

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial International Fund for Growth (a series of Colonial Trust III) at October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1996 by correspondence with the custodian and brokers, and the application of of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP
Boston, Massachusetts
December 10, 1996

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

Easy Access to Your Money*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Colonial account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

Low Cost IRAs: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial International Fund for Growth is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial International Fund for Growth mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial International Fund for Growth. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[logo] COLONIAL
       Mutual Funds
       Mutual Funds for
       Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formely Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            Colonial Investment Services, Inc., Distributor (C) 1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                           IN-02/960C-1096 M (12/96)

[recycled logo] Printed on recycled paper